LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND

September 1, 2000

Dear Shareholder:

For the 12 months ended July 31, 2000, the J.P. Morgan New York Tax Exempt Bond Fund delivered a 4.11% return. The fund underperformed its benchmark, the Lehman Brothers 1-16 year Municipal Bond Index, which returned 4.72%, but outperformed its peer group, as measured by the Lipper New York Intermediate Municipal Debt Funds Average, which returned 3.84%. The fund's 30-day SEC yield has increased to 4.28% as of July 31, which is a tax equivalent yield of 7.09% at a 39.6% federal income tax rate.

The fund's net asset value as of July 31, 2000 was $10.33, down slightly from $10.35 on July 31, 1999. Dividends of approximately $0.43 per share were paid over the year, all of which was tax-exempt income. The net assets of the fund stood at approximately $125.2 million on July 31, 2000, while the net assets of the portfolio, in which the fund invests, were approximately $298.0 million.

The report that follows includes an interview with Kingsley Wood, Jr., who with Benjamin S. Thompson and Robert Meiselas, manages the portfolio. This interview is designed to reflect what happened during the months past, as well as provide an outlook for the future.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-521-5411.

Sincerely yours,


/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS..........1    GLOSSARY OF TERMS ...................6

FUND PERFORMANCE....................2    FUND FACTS AND HIGHLIGHTS............7

PORTFOLIO MANAGER Q&A...............3    FINANCIAL STATEMENTS................10
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's performance. One is to look at the growth of a hypothetical investment. The chart at right shows that $10,000 invested on April 11, 1994* would have grown to $13,769 on July 31, 2000.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE FUND INCEPTION*

[GRAPH]

JPM NEW YORK BOND       Initial                   LEHMAN 1-16YR      Initial               LIPPER NY INTERMED    Initial
                        Investment  10,000        MUNI BOND          Investment  10,000    MUNI DEBT             Investment   10,000
           NET          MONTHLY     PLOT                    NET      MONTHLY     PLOT                            MONTHLY      PLOT
           INDEX        RETURNS     POINTS                  INDEX    RETURNS     POINTS                          AVGS.        POINTS
 4/30/94   100,163.37               10,000        4/30/94   100.00               10,000     4/30/94                           10,000
 5/31/94   100,899.36   0.73%       10,073        5/31/94   100.86   0.86%       10,086     5/31/94              0.81%        10,081
 6/30/94   100,910.92   0.01%       10,075        6/30/94   100.72  -0.14%       10,072     6/30/94             -0.22%        10,059
 7/31/94   102,027.74   1.11%       10,186        7/31/94   102.11   1.38%       10,211     7/31/94              1.23%        10,183
 8/31/94   102,280.73   0.25%       10,211        8/31/94   102.55   0.43%       10,255     8/31/94              0.30%        10,213
 9/30/94   101,335.50  -0.92%       10,117        9/30/94   101.38  -1.14%       10,138     9/30/94             -1.08%        10,103
10/31/94   100,379.83  -0.94%       10,022       10/31/94   100.10  -1.27%       10,010    10/31/94             -1.18%         9,984
11/30/94    98,824.08  -1.55%        9,866       11/30/94    98.71  -1.39%        9,871    11/30/94             -1.61%         9,823
12/31/94   100,438.88   1.63%       10,028       12/31/94   100.39   1.70%       10,039    12/31/94              1.63%         9,983
 1/31/95   102,167.87   1.72%       10,200        1/31/95   101.89   1.50%       10,189     1/31/95              1.67%        10,150
 2/28/95   104,547.31   2.33%       10,438        2/28/95   104.36   2.42%       10,436     2/28/95              2.34%        10,387
 3/31/95   105,259.10   0.68%       10,509        3/31/95   105.46   1.05%       10,546     3/31/95              0.72%        10,462
 4/30/95   105,667.87   0.39%       10,550        4/30/95   105.77   0.29%       10,577     4/30/95              0.27%        10,490
 5/31/95   108,376.50   2.56%       10,820        5/31/95   108.67   2.75%       10,867     5/31/95              2.37%        10,739
 6/30/95   108,054.48  -0.30%       10,788        6/30/95   108.22  -0.42%       10,822     6/30/95             -0.27%        10,710
 7/31/95   109,196.91   1.06%       10,902        7/31/95   109.44   1.12%       10,944     7/31/95              0.93%        10,809
 8/31/95   110,026.77   0.76%       10,985        8/31/95   110.90   1.34%       11,090     8/31/95              1.04%        10,922
 9/30/95   110,436.44   0.37%       11,026        9/30/95   111.41   0.46%       11,141     9/30/95              0.32%        10,957
10/31/95   111,480.44   0.95%       11,130       10/31/95   112.77   1.22%       11,277    10/31/95              0.93%        11,059
11/30/95   112,849.89   1.23%       11,267       11/30/95   114.36   1.41%       11,436    11/30/95              1.05%        11,175
12/31/95   113,527.03   0.60%       11,334       12/31/95   115.14   0.68%       11,514    12/31/95              0.60%        11,242
 1/31/96   114,901.90   1.21%       11,471        1/31/96   116.15   0.88%       11,615     1/31/96              0.82%        11,334
 2/29/96   114,231.41  -0.58%       11,405        2/29/96   115.63  -0.45%       11,563     2/29/96             -0.48%        11,280
 3/31/96   112,793.37  -1.26%       11,261        3/31/96   114.66  -0.84%       11,466     3/31/96             -0.97%        11,170
 4/30/96   112,444.85  -0.31%       11,226        4/30/96   114.53  -0.11%       11,453     4/30/96             -0.25%        11,142
 5/31/96   112,194.82  -0.22%       11,201        5/31/96   114.37  -0.14%       11,437     5/31/96             -0.13%        11,128
 6/30/96   112,938.71   0.66%       11,275        6/30/96   115.40   0.90%       11,540     6/30/96              0.71%        11,207
 7/31/96   114,351.17   1.25%       11,416        7/31/96   116.52   0.97%       11,652     7/31/96              0.93%        11,311
 8/31/96   114,214.11  -0.12%       11,403        8/31/96   116.49  -0.02%       11,649     8/31/96             -0.07%        11,303
 9/30/96   115,310.91   0.96%       11,512        9/30/96   117.93   1.23%       11,793     9/30/96              0.98%        11,414
10/31/96   116,519.79   1.05%       11,633       10/31/96   119.14   1.03%       11,914    10/31/96              0.90%        11,517
11/30/96   118,517.72   1.71%       11,832       11/30/96   121.12   1.66%       12,112    11/30/96              1.54%        11,694
12/31/96   118,025.92  -0.41%       11,783       12/31/96   120.82  -0.25%       12,082    12/31/96             -0.36%        11,652
 1/31/97   118,123.32   0.08%       11,793        1/31/97   121.24   0.35%       12,124     1/31/97              0.16%        11,671
 2/28/97   119,136.16   0.86%       11,894        2/28/97   122.26   0.84%       12,226     2/28/97              0.79%        11,763
 3/31/97   117,520.04  -1.36%       11,733        3/31/97   120.98  -1.05%       12,098     3/31/97             -1.04%        11,640
 4/30/97   118,194.24   0.57%       11,800        4/30/97   121.88   0.75%       12,188     4/30/97              0.57%        11,707
 5/31/97   119,780.31   1.34%       11,958        5/31/97   123.43   1.27%       12,343     5/31/97              1.26%        11,854
 6/30/97   121,030.23   1.04%       12,083        6/30/97   124.59   0.94%       12,459     6/30/97              0.95%        11,967
 7/31/97   124,130.18   2.56%       12,393        7/31/97   127.44   2.29%       12,744     7/31/97              2.30%        12,242
 8/31/97   122,726.83  -1.13%       12,253        8/31/97   126.53  -0.72%       12,653     8/31/97             -0.83%        12,140
 9/30/97   124,109.48   1.13%       12,391        9/30/97   127.85   1.05%       12,785     9/30/97              1.00%        12,262
10/31/97   124,435.82   0.26%       12,423       10/31/97   128.54   0.54%       12,854    10/31/97              0.43%        12,315
11/30/97   125,119.76   0.55%       12,492       11/30/97   129.08   0.42%       12,908    11/30/97              0.40%        12,364
12/31/97   126,773.67   1.32%       12,657       12/31/97   130.67   1.23%       13,067    12/31/97              1.28%        12,522
 1/31/98   127,810.42   0.82%       12,760        1/31/98   131.97   0.99%       13,197     1/31/98              0.85%        12,629
 2/28/98   127,544.51  -0.21%       12,734        2/28/98   132.07   0.08%       13,207     2/28/98              0.06%        12,636
 3/31/98   127,502.92  -0.03%       12,729        3/31/98   132.15   0.06%       13,215     3/31/98              0.02%        12,639
 4/30/98   126,629.73  -0.68%       12,642        4/30/98   131.61  -0.41%       13,161     4/30/98             -0.61%        12,562
 5/31/98   128,755.62   1.68%       12,855        5/31/98   133.46   1.40%       13,346     5/31/98              1.51%        12,751
 6/30/98   129,197.29   0.34%       12,899        6/30/98   133.94   0.36%       13,394     6/30/98              0.33%        12,793
 7/31/98   129,267.18   0.05%       12,906        7/31/98   134.30   0.27%       13,430     7/31/98              0.15%        12,813
 8/31/98   131,288.52   1.56%       13,107        8/31/98   136.20   1.42%       13,620     8/31/98              1.50%        13,005
 9/30/98   132,952.98   1.27%       13,274        9/30/98   137.78   1.16%       13,778     9/30/98              1.18%        13,158
10/31/98   133,016.48   0.05%       13,280       10/31/98   138.03   0.18%       13,803    10/31/98             -0.01%        13,157
11/30/98   133,194.52   0.13%       13,298       11/30/98   138.40   0.27%       13,840    11/30/98              0.13%        13,174
12/31/98   133,609.43   0.31%       13,339       12/31/98   138.83   0.31%       13,883    12/31/98              0.39%        13,225
 1/31/99   135,404.48   1.34%       13,518        1/31/99   140.60   1.27%       14,060     1/31/99              1.19%        13,383
 2/28/99   134,458.46  -0.70%       13,424        2/28/99   139.98  -0.44%       13,998     2/28/99             -0.58%        13,305
 3/31/99   134,374.12  -0.06%       13,415        3/31/99   140.03   0.04%       14,003     3/31/99             -0.11%        13,290
 4/30/99   134,666.16   0.22%       13,445        4/30/99   140.44   0.29%       14,044     4/30/99              0.25%        13,324
 5/31/99   133,822.41  -0.63%       13,360        5/31/99   139.78  -0.47%       13,978     5/31/99             -0.60%        13,244
 6/30/99   131,918.19  -1.42%       13,170        6/30/99   138.01  -1.27%       13,801     6/30/99             -1.46%        13,050
 7/31/99   132,473.55   0.42%       13,226        7/31/99   138.75   0.54%       13,875     7/31/99              0.47%        13,112
 8/31/99   132,390.56  -0.06%       13,217        8/31/99   138.40  -0.25%       13,840     8/31/99             -0.41%        13,058
 9/30/99   132,699.88   0.23%       13,248        9/30/99   138.81   0.29%       13,881     9/30/99              0.10%        13,071
10/31/99   131,977.04  -0.54%       13,176       10/31/99   138.12  -0.49%       13,812    10/31/99             -0.84%        12,961
11/30/99   132,945.65   0.73%       13,273       11/30/99   139.33   0.87%       13,933    11/30/99              0.92%        13,080
12/31/99   132,483.01  -0.35%       13,227       12/31/99   138.76  -0.41%       13,876    12/31/99             -0.49%        13,016
 1/31/00   132,037.31  -0.34%       13,182        1/31/00   138.52  -0.17%       13,852     1/31/00             -0.42%        12,962
 2/29/00   132,903.72   0.66%       13,269        2/29/00   139.45   0.67%       13,945     2/29/00              0.80%        13,065
 3/31/00   134,715.58   1.36%       13,450        3/31/00   141.47   1.45%       14,147     3/31/00              1.63%        13,278
 4/30/00   134,020.08  -0.52%       13,380        4/30/00   141.12  -0.25%       14,112     4/30/00             -0.52%        13,209
 5/31/00   133,726.49  -0.22%       13,351        5/31/00   140.68  -0.31%       14,068     5/31/00             -0.40%        13,156
 6/30/00   136,338.23   1.95%       13,612        6/30/00   143.69   2.14%       14,369     6/30/00              2.28%        13,456
 7/31/00   137,916.56   1.16%       13,769        7/31/00   145.30   1.12%       14,530     7/31/00              1.20%        13,618
                75.00                 5.25%                                        6.16%

PERFORMANCE                                            TOTAL RETURNS          AVERAGE ANNUAL TOTAL RETURNS
                                                       ----------------       ---------------------------------------
                                                       THREE     SIX          ONE      THREE     FIVE      SINCE
AS OF JULY 31, 2000                                    MONTHS    MONTHS       YEAR     YEARS     YEARS     INCEPTION*
-----------------------------------------------------------------------       ---------------------------------------
J.P. Morgan New York
  Tax Exempt Bond Fund                                 2.91%     4.45%        4.11%    3.57%     4.78%     5.25%
Lehman Brothers 1-16 year
  Municipal Bond Index**                               2.96%     4.89%        4.72%    4.47%     5.83%     6.16%
Lipper New York Intermediate
  Municipal Debt Funds Average***                      3.09%     5.06%        3.84%    3.58%     4.69%     4.98%


AS OF JUNE 30, 2000
-----------------------------------------------------------------------       ---------------------------------------
J.P. Morgan New York
  Tax Exempt Bond Fund                                 1.20%     2.91%        3.35%    4.05%     4.76%     5.13%
Lehman Brothers 1-16 year
  Municipal Bond Index**                               1.57%     3.56%        4.12%    4.87%     5.83%     6.05%
Lipper New York Intermediate
  Municipal Debt Funds Average***                      1.34%     3.38%        3.09%    3.95%     4.64%     4.85%*

* THE FUND COMMENCED OPERATIONS ON APRIL 11, 1994, AND HAS PROVIDED AN AVERAGE ANNUAL TOTAL RETURN OF 5.24% FROM THAT DATE THROUGH JULY 31, 2000. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS IN THE TABLE ABOVE ARE CALCULATED FROM APRIL 30, 1994, THE FIRST DATE WHEN DATA FOR THE FUND, ITS BENCHMARK, AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

** PRIOR TO MAY 1, 1997 THE BENCHMARK WAS THE LEHMAN BROTHERS 1-15 YEAR MUNICIPAL BOND INDEX. COMMENCING MAY 1, 1997 THE BENCHMARK IS THE LEHMAN BROTHERS 1-16 YEAR MUNICIPAL BOND INDEX. BOTH ARE UNMANAGED INDICES THAT MEASURE MUNICIPAL BOND MARKET PERFORMANCE. THEY DO NOT INCLUDE FEES OR EXPENSES AND ARE NOT AVAILABLE FOR ACTUAL INVESTMENT.

*** DESCRIBES THE AVERAGE ANNUAL TOTAL RETURN FOR ALL FUNDS IN THE INDICATED LIPPER CATEGORY, AS DEFINED BY LIPPER INC., AND DOES NOT TAKE INTO ACCOUNT APPLICABLE SALES CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER.

Portfolio manager Q&A

Following is an interview with Kingsley Wood, Jr., who with Benjamin S. Thompson and Robert Meiselas, manages the master portfolio in which the fund invests.

[PHOTO]

BENJAMIN S. THOMPSON, vice president, is a senior fixed income portfolio manager and head of J.P. Morgan's municipal bond strategies. His responsibilities include coordination of strategy and research, portfolio structuring and trade execution for the Tax Aware Fixed Income Group. Prior to joining Morgan in 1999, Ben was a senior fixed income portfolio manager at Goldman Sachs Asset Management. Earlier, he was in the Structured Finance Group of the Chase Manhattan Bank. He holds a B.A. in Economics from Colorado College.

[PHOTO]

ROBERT MEISELAS, vice president, is a portfolio manager with the Tax Aware Fixed Income Group responsible for managing municipal bonds, including tax exempt private placements. Bob is a CPA and joined Morgan's financial group in 1982, after having spent 10 years at Coopers & Lybrand. He also spent five years in J.P. Morgan's Private Banking Investment Management Group, and moved to J.P. Morgan Investment Management in 1997. Bob is a graduate of St. John's University and has completed graduate work in taxation at Long Island University.

[PHOTO]

KINGSLEY (KIT) WOOD, JR., vice president, is a portfolio manager in the Tax Aware Fixed Income Group. Prior to becoming a J.P. Morgan Investment Management employee in 2000, he worked at Mercantile Bank & Trust (MSD&T Funds) in Baltimore, MD as a portfolio manager where he managed all institutional tax-exempt assets (mutual funds and separate accounts). Prior to that he was a sell-side institutional trader at ABN-AMRO Bank and Kemper Securities in Chicago. Kit holds a B.A. from the University of Colorado and has completed graduate work towards an M.B.A. at the University of Maryland.

This interview was conducted on August 12, 2000, and represents the views of Kit, Ben, and Bob on that date.

WHAT WERE THE PRIMARY FACTORS THAT DROVE THE TAX-EXEMPT MARKET OVER THE 12-MONTH PERIOD ENDED JULY 31, 2000?

KW: The Federal Reserve Board's efforts to fight inflation and slow our overheated economy by raising interest rates was perhaps the defining factor that drove market performance during the period in question. From June 1999 to May 2000, the Fed raised interest rates no less than six times, totaling 175 basis points (bps). This was a marked departure from its earlier efforts to stimulate global growth by keeping rates relatively low in the wake of the 1997 Thai currency crisis and the 1998 Russian debt crisis.

Municipal interest rates rose dramatically over the first six months of this reporting period, as investors grew concerned about the prospect of future rate hikes. These concerns eased during the latter six-month period, as investors felt the Fed was succeeding in its quest and thus would be less inclined to raise rates much further. In response, municipal interest rates declined sharply.

DID Y2K HAVE AN EFFECT ON THE MARKETPLACE?

KW: Fortunately, this much dreaded event had little-to-no effect on the financial markets, largely due to the substantial preparatory efforts that were made by market participants to ensure this desired result.

THE TREASURY YIELD CURVE INVERTED DRAMATICALLY OVER THIS PERIOD. HOW DID THIS AFFECT THE MUNICIPAL BOND MARKET?

KW: In sympathy with the Fed's tightening bias, short-term Treasury rates rose during much of this period, while long-term rates declined, this in response to the Treasury's buyback of higher coupon, longer-term debt. The result of both movements was an inverted yield curve that persists to this day. As a consequence, the municipal yield curve flattened dramatically, with longer-dated issues outperforming shorter-dated issues and the yield spread between 2-year and 30-year bonds narrowing by almost 50 bps.

WHAT OTHER FACTORS IMPACTED MARKET PERFORMANCE?

KW: One was the dominance of the muni market by retail investors. Their appetite for tax-exempt issues was almost insatiable, as they sought to avoid stock market turbulence and lock in some of the gains they had achieved over the long running equity bull market. Their influence was perhaps more pronounced than usual, owing to net redemptions suffered by mutual funds and the movement of insurance companies away from this market and toward other attractive asset classes.

On the national scene, new issue supply declined dramatically, on the order of 22% year-on-year through July 31, 2000, as tax-rich municipalities shied away from the marketplace. By contrast, New York new issue supply fell by only 5% over the same period. As with the national marketplace, however, demand from retail investors was incredibly strong. This supply/demand imbalance caused credit-quality spreads to tighten substantially, a situation that continues to weigh on today's marketplace.

HOW WAS THE PORTFOLIO POSITIONED OVER THIS PERIOD?

KW: Portfolio holdings throughout the period were largely composed of premium bonds. This positioning helped a great deal during the rising interest rate environment that prevailed over the latter half of 1999. But, the upward price movement of these securities was impeded during the first half of 2000, when interest rates declined.

In terms of duration, we were shorter than the Lehman Brothers Municipal 1-16 year Index during the early part of this period, in anticipation of higher interest rates. We were neutral to the index during the November 1999 through January 2000 period, as we waited out the Y2K event and the release of key economic data. For the remainder of the year, we were longer than the index in response to our expectation, since realized, of lower interest rates.

Overall, the portfolio remains focused on very high credit-quality issues, while we continue to search opportunistically for higher yielding securities.

HOW DID THE FUND PERFORM OVER THIS PERIOD?

KW: By the close of this reporting period, the fund had returned 4.11%, as compared to the 4.72% return posted by the Lehman Brothers Municipal 1-16 year Index. However, we were ahead of the Lipper New York Intermediate Muni Debt Funds Average, which returned 3.84%.

WHAT HELPED OR HURT PERFORMANCE?

KW: Through the end of 1999, the fund performed very well, when compared to the index and to the Lipper peer group of New York Intermediate municipal funds. This was due primarily to our shorter duration positioning and to our concentration in premium issues, along with an underweight position in market discounts. This strategy helped to temper downward price movements during the rising interest rate scenario that marked this period.

This investment posture detracted from relative performance to some degree during the first seven months of 2000. As noted, interest rates declined over this period, along the way boosting the performance of lower dollar-priced issues. With our focus on high dollar-priced issues, we were unable to participate in much of this price appreciation. Relative performance was also impacted negatively by our major underweight in securities subject to market discount tax treatment, which have also performed well thus far in 2000.

On the other hand, the portfolio benefited on a yield and total return perspective from our credit research in high-yielding sectors, such as healthcare.

WHAT IS YOUR MARKET OUTLOOK OVER THE NEAR TERM, AND HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE ADVANTAGE OF IT?

KW: We expect that the U.S. economy will continue to slow over the course of this year, and that the soft landing desired by the Fed will, in fact, take hold. There may be an additional rate hike, on the order of 25 bps, but there should be little pressure for the Fed to do much more, if anything.

The municipal marketplace will likely continue to be driven by the factors that have defined it in 2000. Supply will remain quite low, off approximately 25% nationally from 1999 levels. Demand will come principally from retail investors, as they strive for diversification and high, after-tax yields.

In this environment, duration will remain longer than the benchmark to try to capitalize on lower rates. Our position on the yield curve will remain neutral, and our concentration will remain on high credit-quality issues, as we identify and selectively purchase higher yielding opportunities. The one change we are making is to increase our exposure to discounts, as we move towards a more neutral coupon position relative to the market.

Glossary of terms


BASIS POINT: A measure used in quoting bond yields. One basis point equals 0.01% of yield. For example, if a bond's yield changed from 10.25% to 11.00%, it would have moved 75 basis points.

CREDIT RATING: The rating assigned to a bond by independent rating agencies such as Standard & Poor's or Moody's. In evaluating creditworthiness, these agencies assess the issuer's present financial condition and future ability and willingness to make principal and interest payments when due.

DURATION: Duration is used as a measure of the relative sensitivity of the price of the security to a change in interest rates. The longer the duration, the more sensitive the bond is to interest rate moves. For example, a bond with a five-year duration will experience an approximate 5% increase in price if interest rates drop 100 basis points (1%), while a bond with a 10-year duration would see its price rise by approximately 10%.

MATURITY: The date on which the life of a financial instrument ends through cash or physical settlement, or expiration with no value, or the date a security comes due and fully payable. Average maturity refers to the average time to maturity of the entire portfolio.

YIELD CURVE: A graph showing the term structure of interest rates at a point in time, ranging from the shortest to the longest available. The resulting curve shows if short-term interest rates are higher or lower than long-term rates.

YIELD SPREAD: The difference in yield between different types of securities. For example, if a Treasury bond is yielding 6.5% and a municipal is yielding 5.5%, the spread is 1% or 100 basis points.

ZERO COUPON BOND: A debt instrument sold at a discount to its face value. The bond makes no payment until maturity, at which time it is redeemed at face value. Effectively, the interest received is the difference between face value and the price paid for the security.

Fund facts


INVESTMENT OBJECTIVE
J.P. Morgan New York Tax Exempt Bond Fund seeks to provide a high level of tax-exempt income for New York residents consistent with moderate risk of capital. It is designed for investors subject to federal and New York State income taxes who seek a high level of income which is free from federal, state, and New York City personal income taxes.


-------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
4/11/94


-------------------------------------------------------------------------------
FUND NET ASSETS AS OF 7/31/00
$125,172,924


-------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 7/31/00
$297,964,770


-------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY


-------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/13/00


EXPENSE RATIO
The fund's annual current expense ratio of 0.70% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.


Fund highlights
ALL DATA AS OF JULY 31, 2000

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[PIE CHART]

REVENUE BONDS  71.1%
GENERGAL OBLIGATIONS  13.8%
PRIVATE PLACEMENTS    10.0%
SHORT-TERM & OTHER  5.1%


30-DAY SEC YIELD
4.28%*


DURATION
5.18 years

QUALITY PROFILE
AAA-A             80.7%
Other             19.3%



* YIELD IS NET OF FEES AND REFLECTS THE REIMBURSEMENT OF CERTAIN EXPENSES AS DISCUSSED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, THE 30-DAY SEC YIELD WOULD HAVE BEEN 4.23%.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC., A WHOLLY OWNED SUBSIDIARY OF J.P. MORGAN & CO. INC., IS THE PORTFOLIO'S INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein and other fund data presented are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective). Income may be subject to state and local taxes. Some income may be subject to the federal alternative minimum tax for certain investors. Capital gains are not exempt from taxes. The fund is non-diversified and may invest more than 5% of its assets in a single issuer. Because most of the fund's investments will typically be from issuers of one state, its performance will be affected by the fiscal and economic health of that state. Therefore, it is possible that the fund could have returns that are more volatile than diversified funds.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                  THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investment in The New York Tax Exempt Bond
  Portfolio ("Portfolio"), at value                $125,241,341
Receivable for Shares of Beneficial Interest Sold        82,400
Receivable for Expense Reimbursements                     4,813
Prepaid Trustees' Fees                                      217
Prepaid Expenses and Other Assets                           303
                                                   ------------
    Total Assets                                    125,329,074
                                                   ------------
LIABILITIES
Dividends Payable to Shareholders                        72,318
Shareholder Servicing Fee Payable                        25,907
Administrative Services Fee Payable                       2,508
Fund Services Fee Payable                                   105
Administration Fee Payable                                   83
Accrued Expenses                                         55,229
                                                   ------------
    Total Liabilities                                   156,150
                                                   ------------
NET ASSETS
Applicable to 12,114,479 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $125,172,924
                                                   ============
Net Asset Value, Offering and Redemption Price
  Per Share                                              $10.33
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $125,650,285
Distributions in Excess of Net Investment Income        (11,246)
Accumulated Net Realized Loss on Investment          (1,767,659)
Net Unrealized Appreciation of Investment             1,301,544
                                                   ------------
    Net Assets                                     $125,172,924
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED JULY 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                    $5,790,877
Allocated Portfolio Expenses                                   (435,632)
                                                             ----------
    Net Investment Income Allocated from
      Portfolio                                               5,355,245
FUND EXPENSES
Shareholder Servicing Fee                          $295,104
Administrative Services Fee                          29,157
Transfer Agent Fees                                  26,258
Professional Fees                                    15,134
Registration Fees                                    13,802
Fund Services Fee                                     1,907
Trustees' Fees and Expenses                           1,458
Administration Fee                                    1,437
Miscellaneous                                        38,889
                                                   --------
    Total Fund Expenses                             423,146
Less: Reimbursement of Expenses                     (32,376)
                                                   --------
NET FUND EXPENSES                                               390,770
                                                             ----------
NET INVESTMENT INCOME                                         4,964,475
NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                  (1,589,478)
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                         1,488,266
                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $4,863,263
                                                             ==========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL  FOR THE FOUR   FOR THE FISCAL
                                                     YEAR ENDED    MONTHS ENDED     YEAR ENDED
                                                   JULY 31, 2000   JULY 31, 1999  MARCH 31, 1999
                                                   --------------  -------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $   4,964,475   $  1,464,503   $   4,010,414
Net Realized Loss on Investment Allocated from
  Portfolio                                           (1,589,478)      (170,050)      1,133,357
Net Change in Unrealized Appreciation
  (Depreciation) of Investment Allocated from
  Portfolio                                            1,488,266     (2,846,951)       (109,003)
                                                   -------------   ------------   -------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                        4,863,263     (1,552,498)      5,034,768
                                                   -------------   ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 (4,964,475)    (1,464,503)     (4,010,414)
Net Realized Gain                                             --       (277,867)     (1,007,351)
Distributions in Excess of Net Investment Income         (32,252)            --              --
                                                   -------------   ------------   -------------
    Total Distributions to Shareholders               (4,996,727)    (1,742,370)     (5,017,765)
                                                   -------------   ------------   -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold      45,697,281     13,194,347      55,749,920
Reinvestment of Dividends and Distributions            4,108,753      1,435,861       3,927,401
Cost of Shares of Beneficial Interest Redeemed       (40,190,046)   (14,796,491)    (25,703,457)
                                                   -------------   ------------   -------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                    9,615,988       (166,283)     33,973,864
                                                   -------------   ------------   -------------
    Total Increase (Decrease) in Net Assets            9,482,524     (3,461,151)     33,990,867
NET ASSETS
Beginning of Period                                  115,690,400    119,151,551      85,160,684
                                                   -------------   ------------   -------------
End of Period (including undistributed net
  investment income of $0, $21,047, and $21,047,
  respectively)                                    $ 125,172,924   $115,690,400   $ 119,151,551
                                                   =============   ============   =============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                     FOR THE FISCAL    FOR THE FOUR        FOR THE FISCAL YEAR ENDED MARCH 31,
                                                       YEAR ENDED      MONTHS ENDED     -----------------------------------------
                                                     JULY 31, 2000     JULY 31, 1999      1999       1998       1997       1996
                                                     --------------    -------------    --------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  10.35         $  10.66       $  10.62    $ 10.28    $ 10.34    $ 10.11
                                                        --------         --------       --------    -------    -------    -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.43             0.13           0.42       0.46       0.46       0.46
Net Realized and Unrealized Gain (Loss) on
  Investment                                               (0.02)           (0.28)          0.14       0.40      (0.03)      0.26
                                                        --------         --------       --------    -------    -------    -------
Total from Investment Operations                            0.41            (0.15)          0.56       0.86       0.43       0.72
                                                        --------         --------       --------    -------    -------    -------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                      (0.43)           (0.13)         (0.42)     (0.46)     (0.46)     (0.46)
Net Realized Gain                                             --            (0.03)         (0.10)     (0.06)     (0.03)     (0.03)
Distributions in Excess of Net Investment Income           (0.00)(c)           --             --         --         --         --
                                                        --------         --------       --------    -------    -------    -------
Total Distributions to Shareholders                        (0.43)           (0.16)         (0.52)     (0.52)     (0.49)     (0.49)
                                                        --------         --------       --------    -------    -------    -------

NET ASSET VALUE, END OF PERIOD                          $  10.33         $  10.35       $  10.66    $ 10.62    $ 10.28    $ 10.34
                                                        ========         ========       ========    =======    =======    =======

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                4.11%           (1.41)%(a)      5.39%      8.49%      4.19%      7.16%
Net Assets, End of Period (in thousands)                $125,173         $115,690       $119,152    $85,161    $56,198    $50,523
Ratios to Average Net Assets
  Net Expenses                                              0.70%            0.70%(b)       0.70%      0.71%      0.75%      0.75%
  Net Investment Income                                     4.19%            3.82%(b)       3.95%      4.33%      4.44%      4.43%
  Expenses without Reimbursement                            0.73%            0.78%(b)       0.74%      0.77%      0.81%      0.79%

------------------------
(a) Not Annualized.

(b) Annualized.

(c) Less than $0.01.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan New York Tax Exempt Bond Fund (the "fund") is a separate series of the J.P. Morgan Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on April 11, 1994. At a meeting on November 12, 1998, the trustees elected to change the funds fiscal year end from March 31 to July 31.

The fund invests all of its investable assets in The New York Tax Exempt Bond Portfolio (the "portfolio"), a non-diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (42% at July 31, 2000). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   e) The fund is treated as a separate entity for federal income tax purposes. The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) The fund accounts for and reports distributions to shareholders in accordance with "Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement as of July 31, 2000 was to increase distributions in excess of net investment income by $41,

J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------
      increase accumulated net realized loss on investment by $437 and increase paid in capital by $478. Net investment income, net realized gains and net assets were not affected by this change. This adjustment is primarily attributable to the application of tax allocation rules.

   g) For federal income tax purposes, the fund had a capital loss carryforward at July 31, 2000 of $610,415, all of which expires in the year 2008. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

   h) The fund incurred approximately $1,153,135 of capital losses in the period from November 1, 1999 to July 31, 2000. These losses were deferred for tax purposes until August 1, 2000.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended July 31, 2000, the fee for these services amounted to $1,437.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Institutional Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended July 31, 2000, the fee for these services amounted to $29,157.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.70% of the average daily net assets of the fund. This reimbursement arrangement can be

J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------
      changed or terminated at any time after November 28, 2000, at the option of J.P. Morgan. For the fiscal year ended July 31, 2000, Morgan has agreed to reimburse the fund $32,376 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance services to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the fiscal year ended July 31, 2000, the fee for these services amounted to $295,104.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the Schwab Agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $1,907 for the fiscal year ended July 31, 2000.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the fund's allocated portion of these total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $400 for the fiscal year ended July 31, 2000.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE FISCAL  FOR THE FOUR   FOR THE FISCAL
                                                     YEAR ENDED    MONTHS ENDED     YEAR ENDED
                                                   JULY 31, 2000   JULY 31, 1999  MARCH 31, 1999
                                                   --------------  -------------  --------------
Shares of Beneficial Interest Sold...............      4,481,014      1,260,215       5,203,659
Reinvestment of Dividends and Distributions......        402,321        137,469         366,522
Shares of Beneficial Interest Redeemed...........     (3,943,919)    (1,403,433)     (2,405,543)
                                                   -------------    -----------   -------------
Net Increase (Decrease)..........................        939,416         (5,749)      3,164,638
                                                   =============    ===========   =============

J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 26, 1999, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The Agreement expired on May 23, 2000, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 21, 2001. The maximum borrowing under the Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% on the unused portion of the committed amount. This is allocated to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at July 31, 2000.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan New York Tax Exempt Bond Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan New York Tax Exempt Bond Fund (one of the series constituting part of the J.P. Morgan Funds, hereafter referred to as the "fund") at July 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for the year then ended, for the four months ended July 31, 1999 and for the year ended March 31, 1999 and the financial highlights for the year then ended, for the four months ended July 31, 1999 and for the four years ended March 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
September 15, 2000

The New York Tax Exempt Bond Portfolio
Annual Report July 31, 2000
(The following pages should be read in conjunction with J.P. Morgan New York Tax Exempt Bond Fund
Annual Financial Statements)

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
JULY 31, 2000
--------------------------------------------------------------------------------

                                                                           MOODY'S/
  PRINCIPAL                                                SECURITY           S&P
    AMOUNT                                                   TYPE           RATING         MATURITY
(IN THOUSANDS)            SECURITY DESCRIPTION            (UNAUDITED)     (UNAUDITED)        DATE       RATE      VALUE
--------------  ----------------------------------------  -----------  -----------------  -----------  ------  ------------
LONG-TERM INVESTMENTS (95.6%)
ARIZONA (2.0%)
   $ 6,000      Arizona Healthcare Facilities Authority
                  (Catholic Healthcare Revenue,
                  Series A).............................       RB          Baa1/BBB+      07/01/09      6.125% $  5,970,000
                                                                                                               ------------

ILLINOIS (1.0%)
     3,000      Illinois Development Finance
                  Authority.............................       PP            NR/NR        08/01/28      4.350     2,979,600
                                                                                                               ------------

MASSACHUSETTS (1.7%)
     5,000      Massachusetts, (Consolidation Loan,
                  Series B).............................       GO           Aa2/AA-       06/01/13      5.750     5,210,700
                                                                                                               ------------

MICHIGAN (2.6%)
     2,334      City of Detroit Public School...........       PP            NR/NR        10/15/01      5.485     2,340,636
       365      City of Detroit Public School, (Public
                  Power Revenue)........................       PP            NR/NR        10/15/00      6.360       366,147
     5,000      Michigan State Hospital, (Finance
                  Authority Revenue, Ascension Health
                  Credit, Series B).....................       RB           Aa2/AA        11/15/33      5.300     5,016,250
                                                                                                               ------------
                    TOTAL MICHIGAN......................                                                          7,723,033
                                                                                                               ------------

NEW YORK (85.9%)
     6,895      Babylon Industrial Development Agency,
                  (Civic Facilities Revenue, Series A),
                  AMBAC Insured.........................       RB           Aaa/AAA       08/01/19      6.625     7,493,762
     4,200      City University of New York, (John Jay
                  College, Refunding), MBIA-IBC
                  Insured...............................       RB           Aaa/AAA       08/15/05      5.750     4,403,742
     5,710      Long Island Power Authority, (Electric
                  Systems Revenue), FSA Insured.........       RB           Aaa/AAA       04/01/04      4.000     5,524,025
     4,000      Metropolitan Transporation Authority,
                  (Commuter Facilities Revenue,
                  Refunding, Series D), MBIA Insured....       RB           Aaa/AAA       07/01/06      6.000     4,264,720
     5,500      Metropolitan Transportation Authority,
                  (Dedicated Tax Fund, Series A), MBIA
                  Insured...............................       RB           Aaa/AAA       04/01/11      6.250     6,069,855

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------

                                                                         MOODY'S/
PRINCIPAL                                                 SECURITY          S&P
  AMOUNT                                                   TYPE           RATING          MATURITY
(IN THOUSANDS)          SECURITY DESCRIPTION              (UNAUDITED)   (UNAUDITED)        DATE        RATE     VALUE
--------------  ----------------------------------------  -----------  -----------------  -----------  ------  ------------
NEW YORK (CONTINUED)
   $ 1,065      Monroe County, (Public Improvement,
                  Escrowed to Maturity, Series 1995),
                  AMBAC Insured.........................       GO           Aaa/AAA       06/01/08      5.875% $  1,145,365
        65      Monroe County, (Public Improvement,
                  Unrefunded Balance, Series 1995),
                  AMBAC Insured.........................       GO           Aaa/AAA       06/01/08      5.875        69,905
     5,000      Municipal Assistance Corp. for the City
                  of New York (Series H)................       RB           Aa2/AA        07/01/05      6.000     5,293,600
     2,150      Municipal Assistance Corp. for the City
                  of New York, (Refunding, Series G)....       RB           Aa2/AA        07/01/05      6.000     2,276,248
     1,460      New York City Industrial Development
                  Agency, (Civil Facilities Revenue,
                  YMCA Greater New York Project)........       RB           Baa3/NR       08/01/05      6.000     1,487,214
     1,000      New York City Industrial Development
                  Agency, (IDR, Brooklyn Navy Yard,
                  Cogen Partners, Refunding)............       RB          Baa3/BBB-      10/01/22      6.200       969,270
     5,000      New York City Municipal Water Finance
                  Authority, (Water & Sewer Systems
                  Revenue, Prerefunded, Series B, due
                  06/15/20).............................       RB           Aaa/AAA       06/15/06(a)   6.250     5,455,250
     4,000      New York City Transitional Finance
                  Authority, (Future Tax Secured,
                  Series B).............................       RB           Aa3/AA        11/15/14      6.125     4,277,480
       695      New York City, (Prerefunded, Series D,
                  due 02/15/07).........................       GO            A3/A-        02/15/05(a)   5.750       732,718
       750      New York City, (Series G), AMBAC
                  Insured...............................       GO           Aaa/AAA       02/01/06      5.750       786,067
     1,000      New York City, (Series G), MBIA-IBC
                  Insured...............................       GO           Aaa/AAA       02/01/09      6.750     1,123,080
     4,000      New York City, (Series I), MBIA
                  Insured...............................       GO           Aaa/AAA       04/15/07      6.250     4,328,360
     2,610      New York City, (Unrefunded Balance,
                  Series A).............................       GO            A3/A-        08/01/00      6.000     2,610,000
     4,305      New York City, (Unrefunded Balance,
                  Series D).............................       GO            A3/A-        02/15/07      5.750     4,483,012

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------

                                                                         MOODY'S/
PRINCIPAL                                                 SECURITY          S&P
  AMOUNT                                                   TYPE           RATING          MATURITY
(IN THOUSANDS)          SECURITY DESCRIPTION              (UNAUDITED)   (UNAUDITED)        DATE        RATE     VALUE
--------------  ----------------------------------------  -----------  -----------------  -----------  ------  ------------
NEW YORK (CONTINUED)
   $10,000      New York Convention Center Operating
                  Corp., (Yale Building Acquisition
                  Project)..............................       PP            NR/NR        12/01/04      6.500% $ 10,147,700
     6,330      New York Office of Temporary and
                  Disability Assistance.................       PP            NR/NR        07/01/04      5.210     6,330,700
     4,083      New York Office of Temporary and
                  Disability Assistance, (General
                  Obligation)...........................       PP            NR/NR        03/31/05      4.480     4,079,658
     4,375      New York State..........................       GO            A2/A+        03/01/07      6.000     4,670,094
     4,485      New York State Dormitory Authority,
                  (City University, Prerefunded, due
                  07/01/19), MBIA Insured...............       RB           Aaa/AAA       07/01/04(a)   6.250     4,761,724
     2,280      New York State Dormitory Authority,
                  (Columbia University).................       RB           Aaa/AAA       07/01/07      5.250     2,353,028
     3,745      New York State Dormitory Authority,
                  (Concord Nursing Home)................       RB            A1/NR        07/01/16      6.250     3,878,884
     2,000      New York State Dormitory Authority,
                  (Cornell University, Refunding).......       RB           Aa1/AA+       07/01/08      5.300     2,066,580
     5,650      New York State Dormitory Authority,
                  (Mental Health Services Facilities,
                  Refunding, Series B)..................       RB            A3/A         02/15/06      6.000     5,952,049
     2,500      New York State Dormitory Authority, (New
                  York Presbyterian Hospital), AMBAC-FHA
                  Insured...............................       RB           Aaa/AAA       08/01/13      4.400     2,448,850
     2,000      New York State Dormitory Authority, (New
                  York University, Series A), MBIA
                  Insured...............................       RB           Aaa/AAA       07/01/06      5.000     2,030,140
     2,000      New York State Dormitory Authority,
                  (North General Hospital, Refunding,
                  Series G).............................       RB           Baa1/A        02/15/05      5.500     2,039,140
     2,530      New York State Dormitory Authority,
                  (North Shore University Hospital,
                  Refunding), MBIA Insured..............       RB           Aaa/AAA       11/01/10      5.500     2,631,200
     3,450      New York State Dormitory Authority,
                  (Pratt Institute).....................       RB            NR/AA        07/01/14      6.250     3,684,910

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------

                                                                         MOODY'S/
PRINCIPAL                                                 SECURITY          S&P
  AMOUNT                                                   TYPE           RATING          MATURITY
(IN THOUSANDS)          SECURITY DESCRIPTION              (UNAUDITED)   (UNAUDITED)        DATE        RATE     VALUE
--------------  ----------------------------------------  -----------  -----------------  -----------  ------  ------------
NEW YORK (CONTINUED)
   $ 1,500      New York State Dormitory Authority,
                  (State University Educational
                  Facilities, Refunding, Series A)......       RB            A3/A         05/15/04      6.500% $  1,590,315
     3,000      New York State Dormitory Authority,
                  (State University Educational
                  Facilities, Refunding, Series A), FGIC
                  Insured...............................       RB           Aaa/AAA       05/15/11      5.875     3,220,530
     1,210      New York State Dormitory Authority,
                  (University of Rochester,
                  Series A).............................       RB            A1/A+        07/01/06      6.500     1,318,392
     3,000      New York State Environmental Facilities
                  Corp., (PCR, State Water, Revolving
                  Fund, New York City Municipal
                  Water)................................       RB           Aa1/AA+       06/15/08      5.750     3,187,020
     3,000      New York State Environmental Facilities
                  Corp., (PCR, State Water, Revolving
                  Fund, New York City Municipal
                  Water)................................       RB           Aa1/AA+       06/15/12      5.750     3,190,080
    10,000      New York State Environmental Facilities
                  Corp., (PCR, State Water, Revolving
                  Fund, New York City Municipal
                  Water)................................       RB           Aa1/AA+       06/15/10      5.750    10,686,000
     5,000      New York State Environmental Facilities
                  Corp., (PCR, State Water, Revolving
                  Fund, New York City Municipal Water,
                  Refunding)............................       RB           Aa1/AA+       06/15/11      5.750     5,322,150
     5,110      New York State Environmental Facilities
                  Corp., (State Clean Water and
                  Drinking, Revolving Funds,
                  Series B).............................       RB           Aaa/AAA       07/15/14      5.700     5,279,908
     5,500      New York State Environmental Facilities
                  Corp., (State Clean Water and
                  Drinking, Revolving Funds,
                  Series C).............................       RB           Aa1/AA-       06/15/12      5.250     5,531,515
    10,000      New York State Local Government
                  Assistance Corp., (Prerefunded,
                  Series C, due 04/01/18)...............       RB           Aaa/AA-       04/01/02(a)   6.250    10,483,500
     8,350      New York State Local Government
                  Assistance Corp., (Refunding,
                  Series E).............................       RB           A3/AA-        04/01/14      6.000     8,977,920

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------

                                                                         MOODY'S/
PRINCIPAL                                                 SECURITY          S&P
  AMOUNT                                                   TYPE           RATING          MATURITY
(IN THOUSANDS)          SECURITY DESCRIPTION              (UNAUDITED)   (UNAUDITED)        DATE        RATE     VALUE
--------------  ----------------------------------------  -----------  -----------------  -----------  ------  ------------
NEW YORK (CONTINUED)
   $   500      New York State Medical Care Facilities,
                  (Finance Agency Revenue, Prerefunded,
                  Series F, due 08/15/15), FHA
                  Insured...............................       RB           Aa2/AA        08/15/05(a)   6.200% $    528,575
     2,000      New York State Power Authority, (Revenue
                  & General Purpose, Escrowed to
                  Maturity, Series W)...................       RB           Aaa/AAA       01/01/03      6.625     2,097,380
     6,000      New York State Power Authority, (Revenue
                  & General Purpose, Prerefunded,
                  Series AA, due 01/01/23)..............       RB           Aaa/AAA       01/01/02(a)   6.250     6,265,380
     3,770      New York State Thruway Authority,
                  (Highway & Bridge, Series A), FSA
                  Insured...............................       RB           Aaa/AAA       04/01/14      6.000     4,019,197
       500      New York State Thruway Authority,
                  (Highway & Bridge, Series B), MBIA
                  Insured...............................       RB           Aaa/AAA       04/01/05      6.000       527,760
     5,105      New York State Thruway Authority,
                  (Highway & Bridge, Series C), FGIC
                  Insured...............................       RB           Aaa/AAA       04/01/08      5.500     5,321,758
     2,000      New York State Thruway Authority,
                  (Service Contract Revenue, Local
                  Highway & Bridge).....................       RB           Baa1/A        04/01/05      6.000     2,095,680
     2,000      New York State Thruway Authority,
                  (Service Contract Revenue, Local
                  Highway & Bridge).....................       RB           Baa1/A        04/01/04      5.500     2,049,720
     4,950      New York State Thruway Authority,
                  (Service Contract Revenue, Local
                  Highway & Bridge, Prerefunded, due
                  04/01/15).............................       RB           Baa1/NR       04/01/05(a)   6.450     5,407,776
     2,470      New York State Urban Development Corp.,
                  (Center for Industrial Innovation,
                  Refunding)............................       RB           Baa1/A        01/01/06      6.250     2,624,795
     2,000      New York State Urban Development Corp.,
                  (Correctional Capital Facilities,
                  Series 6).............................       RB           Baa1/A        01/01/03      6.000     2,056,680

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------

                                                                         MOODY'S/
PRINCIPAL                                                 SECURITY          S&P
  AMOUNT                                                   TYPE           RATING          MATURITY
(IN THOUSANDS)          SECURITY DESCRIPTION              (UNAUDITED)   (UNAUDITED)        DATE        RATE     VALUE
--------------  ----------------------------------------  -----------  -----------------  -----------  ------  ------------
NEW YORK (CONTINUED)
   $ 2,000      New York State Urban Development Corp.,
                  (Senior Lien).........................       RB           Aaa/AAA       07/01/09      5.750% $  2,113,160
     2,635      New York State Urban Development Corp.,
                  (Subordinated Lien, Refunding)........       RB            A2/A         01/01/06      6.000     2,772,995
     5,250      New York State, (Refunding,
                  Series A).............................       GO            A2/A+        07/15/06      6.500     5,725,965
     1,350      New York State, (Refunding,
                  Series C).............................       GO            A2/A+        10/01/04      6.000     1,419,579
     1,395      Niagra Falls, (City School District,
                  High School Facility).................       RB          Baa2/BBB-      06/15/06      5.625     1,420,696
     1,000      Orange County, (Refunding)..............       GO           Aa2/NR        11/15/04      5.500     1,035,270
     3,600      Port Authority of New York and New
                  Jersey, (Delta Air Lines Inc. Project,
                  Series 1R)............................       RB          Baa3/BBB-      06/01/08      6.950     3,759,552
     4,365      Suffolk County, (Southwest Sewer
                  District, Refunding), MBIA Insured....       GO           Aaa/AAA       02/01/08      6.000     4,688,839
     3,690      Tobacco Settlement Asset Securitization
                  Corp. Inc., (Tobacco Flexible
                  Amortization Bonds, Series 1).........       RB           Aa1/A+        07/15/06      4.800     3,668,340
     4,175      Tobacco Settlement Asset Securitization
                  Corp. Inc., (Tobacco Flexible
                  Amortization Bonds, Series 1).........       RB           Aa1/A+        07/15/07      4.875     4,166,024
     2,690      Tobacco Settlement Asset Securitization
                  Corp. Inc., (Tobacco Flexible
                  Amortization Bonds, Series 1).........       RB           Aa1/A+        07/15/08      5.000     2,690,646
     1,500      Triborough Bridge & Tunnel Authority,
                  (General Purpose, Refunding,
                  Series Y).............................       RB           Aa3/A+        01/01/07      5.900     1,594,140
     3,960      Triborough Bridge & Tunnel Authority,
                  (Special Obligation, Refunding,
                  Series A), FGIC Insured...............       RB           Aaa/AAA       01/01/07      5.500     4,115,153

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------

                                                                         MOODY'S/
PRINCIPAL                                                 SECURITY          S&P
  AMOUNT                                                   TYPE           RATING          MATURITY
(IN THOUSANDS)          SECURITY DESCRIPTION              (UNAUDITED)   (UNAUDITED)        DATE        RATE     VALUE
--------------  ----------------------------------------  -----------  -----------------  -----------  ------  ------------
NEW YORK (CONTINUED)
   $ 2,000      Trust for Cultural Resources of the City
                  of New York, (Public Power Revenue,
                  Series 1999)..........................       PP            NR/NR        01/01/08      4.600% $  1,962,740
     3,230      Yonkers, (Series C), AMBAC Insured......       GO           Aaa/AAA       08/01/04      5.500     3,325,479
                                                                                                               ------------
                    TOTAL NEW YORK......................                                                        256,108,939
                                                                                                               ------------

NORTH CAROLINA (1.8%)
     5,000      North Carolina Municipal Power Agency,
                  (Catawba Electric Revenue,
                  Series B).............................       RB          Baa1/BBB+      01/01/08      6.375     5,244,400
                                                                                                               ------------

PUERTO RICO (0.6%)
     1,637      Commonwealth of Puerto Rico, (General
                  Obligation)...........................       PP            NR/NR        12/04/03      7.469     1,709,799
                                                                                                               ------------
                    TOTAL LONG TERM INVESTMENTS (COST $281,811,119)..........................................   284,946,471
                                                                                                               ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------

   SHARES                SECURITY DESCRIPTION               VALUE
-------------  ----------------------------------------  ------------
SHORT-TERM INVESTMENTS (5.2%)
OTHER INVESTMENT COMPANIES (5.2%)
 15,374,680    J.P. Morgan Institutional Tax Exempt
                 Money Market Fund*
                 (cost $15,374,680)....................  $ 15,374,680
                                                         ------------
               TOTAL INVESTMENTS (COST $297,185,799)
                 (100.8%)..............................   300,321,151
               LIABILITIES IN EXCESS OF OTHER ASSETS
                 (-0.8%)...............................    (2,356,381)
                                                         ------------
               NET ASSETS (100.0%).....................  $297,964,770
                                                         ============

------------------------------
Note: Based on the cost of investments of $297,195,259 for federal income tax purposes at July 31, 2000, the aggregate gross unrealized appreciation and depreciation was $3,841,189 and $715,297, respectively, resulting in net unrealized appreciation of investments of $3,125,892.

(a)The date listed under the heading maturity date represents an optional tender date or the next interest rate reset date. The final maturity date is indicated in the security description.

AMBAC - Ambac Indemnity Corp., FGIC - Financial Guaranty Insurance Company,
FHA - Federal Housing Authority, FSA - Financial Security Assurance, GO - General Obligation, IBC - IBC Financial Data, Inc., IDR - Industrial Development Revenue,
MBIA - Municipal Bond Investors Assurance Corp., NR - Not Rated, PCR - Pollution Control Revenue, PP - Private Placement,
RB - Revenue Bond.

*Money Market mutual fund registered under the Investment Act of 1940, as amended and advised by J.P. Morgan Investment Management, Inc.

Escrowed to Maturity: Bonds for which cash and/or securities have been deposited with a third party to cover payments of principal and interest at the maturity which coincides with the first call date of the first bond.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $297,185,799 )          $300,321,151
Interest Receivable                                   3,805,002
Prepaid Trustees' Fees                                      556
Prepaid Expenses and Other Assets                         5,285
                                                   ------------
    Total Assets                                    304,131,994
                                                   ------------
LIABILITIES
Payable to Custodian                                     15,114
Payable for Investments Purchased                     6,002,667
Advisory Fee Payable                                     74,542
Administrative Services Fee Payable                       6,016
Fund Services Fee Payable                                   254
Administration Fee Payable                                  127
Accrued Expenses                                         68,504
                                                   ------------
    Total Liabilities                                 6,167,224
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $297,964,770
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED JULY 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                              $13,521,221
EXPENSES
Advisory Fee                                       $809,418
Administrative Services Fee                          68,240
Custodian Fees and Expenses                          57,594
Professional Fees and Expenses                       39,613
Fund Services Fee                                     4,457
Trustees' Fees and Expenses                           2,921
Administration Fee                                    1,981
Miscellaneous                                        13,150
                                                   --------
    Total Expenses                                               997,374
                                                             -----------
NET INVESTMENT INCOME                                         12,523,847
NET REALIZED LOSS ON INVESTMENTS                              (3,934,965)
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                  3,738,355
                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $12,327,237
                                                             ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL  FOR THE FOUR   FOR THE FISCAL
                                                     YEAR ENDED    MONTHS ENDED     YEAR ENDED
                                                   JULY 31, 2000   JULY 31, 1999  MARCH 31, 1999
                                                   --------------  -------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $  12,523,847   $  4,079,089   $  11,297,890
Net Realized Loss on Investments                      (3,934,965)      (774,564)      2,712,515
Net Change in Unrealized Appreciation
  (Depreciation) of Investments                        3,738,355     (7,106,907)        142,962
                                                   -------------   ------------   -------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                       12,327,237     (3,802,382)     14,153,367
                                                   -------------   ------------   -------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         90,169,287     30,864,819     162,950,459
Withdrawals                                          (81,529,772)   (70,994,351)    (53,185,304)
                                                   -------------   ------------   -------------
    Net Increase (Decrease) from Investors'
      Transactions                                     8,639,515    (40,129,532)    109,765,155
                                                   -------------   ------------   -------------
    Total Increase (Decrease) in Net Assets           20,966,752    (43,931,914)    123,918,522
NET ASSETS
Beginning of Period                                  276,998,018    320,929,932     197,011,410
                                                   -------------   ------------   -------------
End of Period                                      $ 297,964,770   $276,998,018   $ 320,929,932
                                                   =============   ============   =============

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                   FOR THE FISCAL YEAR
                                                   FOR THE FISCAL  FOR THE FOUR      ENDED MARCH 31,
                                                     YEAR ENDED    MONTHS ENDED   ----------------------
                                                   JULY 31, 2000   JULY 31, 1999  1999  1998  1997  1996
                                                   --------------  -------------  ----  ----  ----  ----
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                              0.36%          0.40%(a) 0.38% 0.40% 0.43% 0.44%
  Net Investment Income                                     4.52%          4.10%(a) 4.26% 4.62% 4.75% 4.72%
Portfolio Turnover                                            86%             8%(b)   44%   51%   35%   41%

------------------------
(a) Annualized.

(b) Not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The New York Tax Exempt Bond Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, non-diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 16, 1993. The portfolio commenced operations on April 11, 1994. The portfolio's investment objective is to provide a high level of tax exempt income for New York residents consistent with moderate risk of capital. The portfolio invests a significant amount of its assets in debt obligations issued by political subdivisions and authorities in the State of New York. The issuers' ability to meet their obligations may be affected by economic and political developments within the State of New York. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio. At a meeting on November 12, 1998, the trustees elected to change the portfolio's fiscal year end from March 31 to July 31.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available bid price on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the quoted bid price in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's trustees. All short-term portfolio securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan"), a wholly

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------
      owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio paid Morgan at an annual rate of 0.30% of the portfolio's average daily net assets. For the fiscal year ended July 31, 2000, such fees amounted to $828,790.

      The portfolio may invest in one or more affiliated money market funds:
      J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the portfolio in an amount to offset any doubling of investment advisory, shareholder servicing, and administrative services fees. For the fiscal year ended July 31, 2000, J.P. Morgan has agreed to reimburse the fund $19,372 under this agreement. Interest income included in the Statement of Operations for the year ended July 31, 2000 includes $253,500 of interest income from investment in affiliated money market funds.

   b) The trust on behalf of the portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended July 31, 2000, the fee for these services amounted to $1,981.

   c) The trust on behalf of the portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended July 31, 2000, the fee for these services amounted to $68,240.

   d) The trust on behalf of the portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. For the fiscal year ended July 31, 2000, the portfolio's allocated portion of Group's costs in performing its services amounted to $4,457.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $800.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended July 31, 2000 were as follows:

COST OF              PROCEEDS
PURCHASES           FROM SALES
---------          ------------
$252,339,102.....  $229,215,772

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The New York Tax Exempt Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The New York Tax Exempt Bond Portfolio (the "portfolio") at July 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for the year then ended, for the four months ended July 31, 1999 and for the year ended March 31, 1999 and the supplementary data for the year then ended, for the four months ended July 31, 1999 and for the four years ended March 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
September 15, 2000

J.P. MORGAN FUNDS
   PRIME MONEY MARKET FUND
   FEDERAL MONEY MARKET FUND
   TAX EXEMPT MONEY MARKET FUND
   TAX AWARE ENHANCED INCOME FUND: SELECT SHARES
   SHORT TERM BOND FUND
   BOND FUND
   GLOBAL STRATEGIC INCOME FUND
   EMERGING MARKETS DEBT FUND
   TAX EXEMPT BOND FUND
   NEW YORK TAX EXEMPT BOND FUND
   CALIFORNIA BOND FUND: SELECT SHARES
   DIVERSIFIED FUND
   DISCIPLINED EQUITY FUND
   U.S. EQUITY FUND
   U.S. SMALL COMPANY FUND
   U.S. SMALL COMPANY OPPORTUNITIES FUND
   TAX AWARE U.S. EQUITY FUND: SELECT SHARES
   INTERNATIONAL EQUITY FUND
   EUROPEAN EQUITY FUND
   INTERNATIONAL OPPORTUNITIES FUND
   EMERGING MARKETS EQUITY FUND
   GLOBAL 50 FUND: SELECT SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS CALL
J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.

IMAR299

J.P. Morgan
New York
Tax Exempt
Bond Fund



ANNUAL REPORT
JULY 31, 2000